U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2004

KAISER GROUP HOLDINGS, INC.

(successor issuer to Kaiser Group International, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12303 Airport Way, Suite 125

Broomfield, Colorado  80021

(Address of principal executive offices, including zip code)

720-889-2770

(Registrant’s telephone number, including area code)

Item 5.                                     Other Events and Regulation FD Disclosure

In a press release dated April 16, 2004, Kaiser Group Holdings, Inc. announced the departure of Marijo L. Ahlgrimm as Executive Vice President and Chief Financial Officer and the appointment of Marian P. Hamlett as Executive Vice President and Chief Financial Officer and the appointment of Jeffrey Lehman as Vice President and Assistant Treasurer effective April 15, 2004.  A copy of this one-page press release is attached to this Report on Form 8-K as Exhibit 99.1.

Item 7.                                     Financial Statements and Exhibits

Exhibit 99.1 – Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER GROUP HOLDINGS, INC.
(Registrant)

/s/ John T. Grigsby, Jr.
John T. Grigsby, Jr.
President and Chief Executive Officer

Date:	April 19, 2004